--------------------------------------------------------------------------------
                               21ST ANNUAL REPORT


--------------------------------------------------------------------------------
                                    SELIGMAN
                                      CASH
                                   MANAGEMENT
                                   FUND, INC.
--------------------------------------------------------------------------------

                                December 31, 1996

--------------------------------------------------------------------------------
                               A Money Market Fund
                               Established in 1977

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                                     [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                     TXCM2 12/96

================================================================================
SELIGMAN CASH MANAGEMENT FUND, INC.
--------------------------------------------------------------------------------

     A money market mutual fund that seeks to preserve capital and to maximize liquidity and current income by investing in high-quality money market instruments.


HIGHLIGHTS OF 1996
-------------------------------------------------------------------------------------------------------------------------
                                                                       CLASS A            CLASS B               CLASS D
-------------------------------------------------------------------------------------------------------------------------
Net Assets...........................................               $208,949,614        $2,493,437            $22,309,114
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value per Share............................                      $1.00             $1.00                  $1.00
Number of Shareholders...............................                     11,432               156                  1,234
-------------------------------------------------------------------------------------------------------------------------

Dividends............................................                      $.046             $.025*                 $.036
-------------------------------------------------------------------------------------------------------------------------

Annualized Net Yield per Share.......................                      4.61%             3.58%*                 3.61%
Annualized Effective Yield per Share with
    Dividends Invested Monthly.......................                      4.71%             3.64%*                 3.67%
-------------------------------------------------------------------------------------------------------------------------


Investments in the Fund are neither insured nor guaranteed by the US Government and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*From April 22, 1996 (commencement of operations).

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------


     Overall, Seligman Cash Management Fund provided a solid yield in 1996 while it continued to invest in only the highest quality money market instruments. The Fund's yield at year-end 1996 was slightly lower than at year-end 1995, as the Federal Reserve Board did not increase the fed funds rate after an initial lowering in February 1996.

     Nineteen ninety-six was a challenging year for the fixed-income markets. In the short-term securities market, yields improved gradually, recovering from the lows reached after the February reduction in the fed funds rate -- the interest rate charged for interbank loans. The increase in the rate of economic growth in the second quarter supported the assumption that the Fed would increase short-term interest rates for a time, and yields on money market securities improved. However, the lack of any noticeable increases in inflationary indicators provided the support necessary to maintain the fed funds rate at 5.25% through December 1996, down from the 5.50% rate at the end of December 1995. Further, the yield on the benchmark three-month Treasury bill, which moves rapidly in response to changes in the economic environment, ended the year at 5.17%, modestly higher than the 5.05% yield at year-end 1995.

     Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. Looking ahead, the environment for the fixed-income markets and investors remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the fixed-income markets and your Fund.

     A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

     We thank you for your interest in Seligman Cash Management Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/S/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman

                                                               /s/ BRIAN T. ZINO
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President


January 31, 1997

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
[Picture Omitted]
Seligman Taxable Fixed Income Team: (from left) Nicholas Walsh, James Auchterlonie, (seated) Leonard J. Lovito (Portfolio Manager), Susan Egan



LEONARD J. LOVITO is a Vice President of J. & W. Seligman & Co. Incorporated and Vice President and Portfolio Manager of Seligman Cash Management Fund. He also serves as Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series, and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Bond and Seligman Cash Management Portfolios. Mr. Lovito joined Seligman in 1984 as a fixed-income analyst and has more than 13 years of fixed-income trading and portfolio management experience. Mr. Lovito is supported by a team of seasoned research professionals who assist him in selecting investments in accordance with your Fund's objective.



WHICH ECONOMIC FACTORS AFFECTED SELIGMAN CASH MANAGEMENT FUND IN THE LAST 12 MONTHS?
"In February 1996, the Federal Reserve Board made its only adjustment to short-term interest rates in the year, lowering the fed funds rate by 0.25%. The adjustment was in response to the slowdown in economic growth that began during 1995. This slower growth trend was expected to continue throughout 1996, as were further cuts in interest rates. However, the rate of economic growth began to pick up in the second quarter of 1996, and remained stable throughout the rest of the year. Consequently, the fed funds rate remained unchanged.

     "Any adjustment to short-term interest rates has an immediate impact on money market rates, and the February reduction was no exception. Therefore, the rates on the types of money market instruments your Fund invests in declined in the first half of 1996. However, the economic picture improved and fears of inflationary pressure emerged, increasing the possibility that interest rates would be raised. In this environment, money market rates reversed their course and recovered some of the ground lost earlier in the year. The ultimate effect of the movements in money market rates was a slight decline in Seligman Cash Management's yield which, based on the net asset value of Class A shares, ended the year at 4.61%, down from 5.06% at year-end 1995."

WHAT WAS YOUR INVESTMENT STRATEGY?
"After the Fed lowered short-term rates in February, the average maturity of the Fund was extended to lock in longer-term rates. As the economic and interest rate outlook improved, the Fund's average maturity was shortened in the second quarter to 35-40 days, and maintained at approximately 35 days throughout the second half of 1996, down from 45 days in the first quarter of 1996."

WHAT IS THE OUTLOOK?
"Since moderate economic growth and relatively low levels of inflation are expected in 1997, the Fed is likely to keep short-term interest rates unchanged in the near term. If this proves to be the case, we will continue to maintain a 30- to 40-day average maturity for the portfolio. However, if economic fundamentals change, we are prepared to lengthen or shorten the Fund's average maturity as appropriate. We will continue to invest in the highest quality money market instruments, as we expand the list of investments, adding diversity to the Fund's investment portfolio."

================================================================================
PORTFOLIO OF INVESTMENTS                                       December 31, 1996
--------------------------------------------------------------------------------

                                                              ANNUALIZED
                                                               YIELD ON         PRINCIPAL
                                                             PURCHASE DATE        AMOUNT        VALUE
                                                             -------------        ------        -----
COMMERCIAL PAPER  64.1%
AUTOMOTIVE  5.1%
Ford Motor Credit Corp., 3/21/97 .......................         5.38%         $12,000,000   $ 11,860,170
                                                                                            -------------
BANKING  9.3%
CoreStates Financial Corp., 1/28/97 ....................         5.34           11,600,000     11,554,151
Norwest Financial Corp., 3/7/97 ........................         5.37           10,200,000     10,102,392
                                                                                            -------------
                                                                                               21,656,543
                                                                                            -------------
CAPITAL EQUIPMENT  9.6%
General Electric Capital Corp., 1/14/97 ................         5.39           11,200,000     11,178,484
John Deere Capital Corp., 2/7/97 .......................         5.36           11,300,000     11,238,563
                                                                                            -------------
                                                                                               22,417,047
                                                                                            -------------
CONSUMER PRODUCTS  4.2%
Clorox Company, 3/6/97 .................................         5.35           10,000,000      9,906,133
                                                                                            -------------
DEFENSE  4.3%
Raytheon Corp., 1/10/97 ................................         5.36           10,000,000      9,986,775
                                                                                            -------------
FINANCE  18.7%
American Express Credit Corp., 2/18/97 .................         5.35           11,100,000     11,021,856
American General Finance Corp., 1/17/97 ................         5.37           10,900,000     10,874,324
Associates Corp. of North America, 2/19/97 .............         5.36           11,000,000     10,920,797
Associates Corp. of North America, 3/3/97 ..............         5.37           11,100,000     11,000,316
                                                                                            -------------
                                                                                               43,817,293
                                                                                            -------------

OFFICE PRODUCTS  4.2%
Pitney Bowes Credit Corp., 3/10/97 .....................         5.34           10,000,000      9,900,455
                                                                                            -------------
TELECOMMUNICATIONS  8.7%
Ameritech Corp., 3/4/97 ................................         5.34           10,000,000      9,909,239
BellSouth Telecommunications, 2/5/97 ...................         5.34           10,500,000     10,446,202
                                                                                            -------------
                                                                                               20,355,441
                                                                                            -------------
TOTAL COMMERCIAL PAPER (Cost $149,899,857) .............                                      149,899,857
                                                                                            -------------
FIXED TIME DEPOSITS  22.1%
ABN-AMRO Bank, Grand Cayman, 1/2/97 ....................         5.51           10,900,000     10,900,000
Canadian Imperial Bank of Commerce, Grand Cayman, 1/2/97         6.59           10,900,000     10,900,000
First National Bank of Chicago, Grand Cayman, 1/2/97 ...         6.34           10,900,000     10,900,000
National Westminster Bank, Nassau, 1/2/97 ..............         6.59            3,800,000      3,800,000
Republic National Bank of New York, 1/2/97 .............         6.84           10,900,000     10,900,000
Swiss Bank, Grand Cayman, 1/2/97 .......................         6.59            4,200,000      4,200,000
                                                                                            -------------
TOTAL FIXED TIME DEPOSITS (Cost $51,600,000) ...........                                       51,600,000
                                                                                            -------------

BANK NOTES  9.1%
Huntington National Bank, Ohio, 1/10/97 ................         5.49           10,300,000     10,300,000
First Chicago NBD Bancorp, Detroit, 1/6/97 .............         5.45           10,900,000     10,900,030
                                                                                            -------------
TOTAL BANK NOTES (Cost $21,200,030) ....................                                       21,200,030
                                                                                            -------------
TOTAL INVESTMENTS  95.3% (Cost $222,699,887) ...........                                      222,699,887
OTHER ASSETS LESS LIABILITIES  4.7% ....................                                       11,052,278
                                                                                            -------------
NET ASSETS  100.0% .....................................                                     $233,752,165
                                                                                            =============

----------
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                           December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
Commercial paper (cost $149,899,857).............................................   $149,899,857
Fixed time deposits (cost $51,600,000)...........................................     51,600,000
Bank notes (cost $21,200,030)....................................................     21,200,030                    $ 222,699,887
                                                                                      ----------
Cash...........................................................................................                           241,935
Receivable for Capital Stock sold..............................................................                        14,529,654
Interest receivable............................................................................                           294,988
Investment in, and expenses prepaid to, shareholder service agent..............................                            57,557
Other..........................................................................................                            48,410
                                                                                                                    -------------
TOTAL ASSETS  .................................................................................                       237,872,431
                                                                                                                    -------------
LIABILITIES:
Payable for Capital Stock redeemed.............................................................                         3,673,744
Accrued expenses, taxes, and other.............................................................                           446,522
                                                                                                                    -------------
TOTAL LIABILITIES .............................................................................                         4,120,266
                                                                                                                    -------------
NET ASSETS ....................................................................................                     $ 233,752,165
                                                                                                                    =============

COMPOSITION OF NET ASSETS:
Capital  Stock,  at par  ($0.01  par  value;  1,400,000,000  shares  authorized;
    233,756,792 shares outstanding):
   Class A.....................................................................................                     $   2,089,542
   Class B.....................................................................................                            24,934
   Class D.....................................................................................                           223,091
Additional paid-in capital.....................................................................                       231,419,225
Accumulated net realized loss..................................................................                            (4,627)
                                                                                                                     ------------
NET ASSETS:
Applicable to 208,954,241 Class A shares, 2,493,437 Class B shares,
     and 22,309,114 Class D shares, equivalent to $1.00 per share..............................                     $ 233,752,165
                                                                                                                    =============

----------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .........................................................   $11,169,716
                                                                     -----------
EXPENSES:
Management fee ...................................................       846,790
Shareholder account services .....................................       490,381
Distribution and service fees ....................................       150,800
Registration .....................................................        93,182
Shareholder reports and communications ...........................        55,194
Custodian services ...............................................        53,000
Auditing and legal fees ..........................................        52,158
Directors' fees and expenses .....................................        30,188
Miscellaneous ....................................................        16,005
                                                                     -----------
TOTAL EXPENSES ...................................................     1,787,698
                                                                     -----------
NET INVESTMENT INCOME AND INCREASE IN NET ASSETS FROM OPERATIONS .   $ 9,382,018
                                                                     ===========

----------
See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                         YEAR ENDED DECEMBER 31,
                                                                                                  ---------------------------------
                                                                                                       1996                 1995
                                                                                                     -------               ------
OPERATIONS:
Increase in net assets from operations-- net investment income ...........................     $     9,382,018      $     9,637,468
                                                                                               ---------------      ---------------

Decrease in net assets  from  distributions  -- net  investment  income  paid to shareholders as dividends:
    Class A ..............................................................................          (8,838,245)          (9,215,896)
    Class B ..............................................................................             (29,542)                  --
    Class D ..............................................................................            (514,231)            (421,572)
                                                                                               ---------------      ---------------
Total ....................................................................................          (9,382,018)          (9,637,468)
                                                                                               ---------------      ---------------
CAPITAL SHARE TRANSACTIONS:*
Proceeds from sale of shares:
    Class A ..............................................................................         302,318,619          303,480,822
    Class B ..............................................................................           2,516,484                   --
    Class D ..............................................................................           8,286,958                   --
Net proceeds from transfer of Government  Portfolio -- Class A ...........................                  --           21,971,609
Net asset value of shares issued in payment of dividends:
    Class A ..............................................................................           7,769,306            8,011,199
    Class B ..............................................................................              23,729                   --
    Class D ..............................................................................             395,206              328,806
Exchanged from associated Funds:
    Class A ..............................................................................       1,123,234,216          361,106,751
    Class B ..............................................................................           5,538,322                   --
    Class D ..............................................................................         144,499,447           80,746,637
                                                                                               ---------------      ---------------
Total ....................................................................................       1,594,582,287          775,645,824
                                                                                               ---------------      ---------------
Cost of shares redeemed:
    Class A ..............................................................................        (315,244,457)        (360,478,471)
    Class B ..............................................................................             (57,036)                  --
    Class D ..............................................................................         (16,603,403)          (9,346,161)
Exchanged into associated Funds:
    Class A ..............................................................................      (1,086,522,720)        (351,102,803)
    Class B ..............................................................................          (5,528,062)                  --
    Class D ..............................................................................        (128,823,731)         (60,632,635)
                                                                                               ---------------      ---------------
Total ....................................................................................      (1,552,779,409)        (781,560,070)
                                                                                               ---------------      ---------------
Increase (decrease) in net assets from capital share transactions ........................          41,802,878           (5,914,246)
                                                                                               ---------------      ---------------
Increase (decrease) in net assets ........................................................          41,802,878           (5,914,246)

NET ASSETS:
Beginning of year ........................................................................         191,949,287          197,863,533
                                                                                               ---------------      ---------------
End of year ..............................................................................     $   233,752,165      $   191,949,287
                                                                                               ===============      ===============


----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Seligman Cash Management Fund, Inc. (the "Fund") offers three classes of shares: Class A shares, Class B shares, and Class D shares, each of which may be acquired by investors at net asset value. All shares existing prior to May 3, 1993, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class B shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL"), if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. The Fund uses the amortized cost method for valuing portfolio securities. Under this method all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity.

b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned.

d. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. All income, expenses (other than class-specific ex- penses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.


3. The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund's average daily net assets.

================================================================================

--------------------------------------------------------------------------------

     The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1996, was equivalent to an annual rate of 0.41% of the average daily net assets of the Fund.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan"). Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Financial Services, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 1996.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser") which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $8,128 and $142,672, respectively.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares. For the year ended December 31, 1996, such charges amounted to $66,631.

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the period ended December 31, 1996, was $4,806.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc. received distri-bution and service fees of $10,159, pursuant to the Plan.

     Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $490,381 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     Fees of $16,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and

================================================================================
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $141,692, is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

4. At December 31, 1996, the Fund had a net loss carryforward of $4,627, which is available for offset against future taxable net gains, expiring in 1999.

5. On January 17, 1995, shareholders of the Fund's Government Portfolio approved a transfer of its net assets to the Fund's Prime Portfolio Class A in a tax-free exchange. As a result, on January 26, 1995, 21,971,609 shares of the Prime Portfolio Class A valued at $21,971,609 were exchanged for the net assets of the Government Portfolio. For each share of Capital Stock owned, shareholders of the Government Portfolio received one share of Capital Stock of the Prime Portfolio Class A. In addition, since it is the only remaining portfolio of the Fund, Prime Portfolio is no longer designated as such.

   Immediately before the transfer of net assets, the Condensed Financial Statements of the Government Portfolio were as follows:



CONDENSED STATEMENT OF NET ASSETS
  JANUARY 26, 1995

Total assets ............................................          $ 22,005,452
Total liabilities .......................................                33,843
                                                                   ------------
Net assets ..............................................          $ 21,971,609
                                                                   ============
Shares of Capital Stock outstanding .....................            21,971,609
Net asset value per share ...............................          $      1.000

CONDENSED STATEMENT OF OPERATIONS --
  JANUARY 1, 1995, TO
  JANUARY 26, 1995

Net investment income and increase
   in net assets from operations ........................          $     71,496
                                                                   ============
CONDENSED  STATEMENT OF CHANGES
  IN NET ASSETS -- JANUARY 1, 1995,
  TO JANUARY 26,1995
Net investment income and increase
   in net assets from operations ........................          $     71,496
Decrease in net assets from
   distributions ........................................               (71,496)
Decrease in net assets from capital
   share transactions ...................................               (64,014)
                                                                   ------------
Net decrease in net assets ..............................               (64,014)
Net Assets:
  Beginning of period ...................................            22,035,623
                                                                   ------------
  End of period .........................................          $ 21,971,609
                                                                   ============
CONDENSED FINANCIAL HIGHLIGHTS --
  JANUARY 1, 1995, TO
  JANUARY 26, 1995
Net asset value, beginning of period ....................          $      1.000
Net investment income ...................................                 0.003
Dividends paid ..........................................                (0.003)
                                                                   ------------
Net asset value, end of period ..........................          $      1.000
                                                                   ============

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

     The total return based on net asset value measures each Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total returns for periods of less than one year are not annualized.


                                                              CLASS A                                  CLASS B
                                       ----------------------------------------------------------     --------
                                                                                                       4/22/96*
                                                        YEAR ENDED DECEMBER 31,                           TO
                                       ----------------------------------------------------------
                                         1996         1995         1994         1993         1992      12/31/96
                                        -----        -----        -----        -----        -----      --------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period ........................   $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
Net investment income ............       .046         .051         .034         .024         .030         .025
Dividends paid or declared .......      (.046)       (.051)       (.034)       (.024)       (.030)       (.025)
                                     --------     --------     --------     --------     --------     --------
Net asset value, end of period ...   $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                     ========     ========     ========     ========     ========     ========

TOTAL RETURN BASED
   ON NET ASSET VALUE: ...........       4.71%        5.18%        3.46%        2.40%        3.10%        2.44%

RATIOS/SUPPLEMENTAL
   DATA:
Expenses to average net assets ...        .79%         .86%         .82%         .77%         .76%        1.78%+
Net investment income to
   average net assets ............       4.61%        5.06%        3.41%        2.37%        3.04%        3.58%+
Net assets, end of period
   (000s omitted) ................    $208,950     $177,395     $194,406     $173,902     $193,158     $  2,493
Without management fee waiver
   or reimbursement of expenses:**
Net investment income per share ..                                           $   .023     $   .029
Ratios:
  Expenses to average net assets .                                               .86%         .85%
  Net investment income to
     average net assets ..........                                              2.28%        2.95%



                                                       CLASS D
                                       ------------------------------------------
                                                                            5/3/93*
                                           YEAR ENDED DECEMBER 31,            TO
                                       -------------------------------
                                         1996        1995         1994     12/31/93
                                       --------     ------       ------    --------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period ........................   $  1.000     $  1.000     $  1.000     $  1.000
Net investment income ............       .036         .040         .024         .003
Dividends paid or declared .......      (.036)       (.040)       (.024)       (.003)
                                     --------     --------     --------     --------
Net asset value, end of period ...   $  1.000     $  1.000     $  1.000     $  1.000
                                     ========     ========     ========     ========

TOTAL RETURN BASED
   ON NET ASSET VALUE: ...........       3.67%        4.08%        2.35%         .30%

RATIOS/SUPPLEMENTAL
   DATA:
Expenses to average net assets ...       1.79%        1.90%        1.90%        1.74%+
Net investment income to
   average net assets ............       3.61%        4.02%        2.32%        1.39%+
Net assets, end of period
   (000s omitted) ................    $ 22,309     $ 14,554     $  3,458     $     26
Without management fee waiver
   or reimbursement of expenses:**
Net investment income per share ..                              $   .013     $   .002
Ratios:
  Expenses to average net assets .                                 3.23%        1.83%+
  Net investment income to
     average net assets ..........                                  .99%        1.30%+


----------
  * Commencement of offering of shares.
 ** For the years 1992 and 1993, the Manager, at its discretion, waived a portion of its management fees for the Fund, and reimbursed certain expenses for Class D shares in 1994.
  + Annualized.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CASH MANAGEMENT FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Cash Management Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.






DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

================================================================================
 BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FRED E. BROWN
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and
  Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3, 4
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation


JAMES C. PITNEY 3, 4
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

Ronald T. Schroeder 1
MANAGING DIRECTOR, J. & W. Seligman & Co.
  Incorporated

ROBERT L. SHAFER 3, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

JAMES N. WHITSON 2, 4
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
  Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.

----------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
            4 Board Operations Committee

================================================================================
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LEONARD J. LOVITO
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co.
  Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP


GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450           Shareholder
                         Services

(800) 445-1777           Retirement Plan
                         Services

(800) 622-4597           24-Hour Automated
                         Telephone Access
                         Service



14